================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   PURSUANT TO
                               SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

         Date of Report (Date of earliest event reported): April 17, 2000

                          PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)
                WASHINGTON                   000-29829           91-1815009
        (State or other jurisdiction of   (SEC File Number)    (IRS Employer
                incorporation)                                Identification No.

                             300 EAST MARKET STREET
                         ABERDEEN, WASHINGTON 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)


         Item 5. Other Events.

On April 17, 2000, the Board of Directors of Pacific Financial Corporation approved a five-for-one stock split of the corporation's outstanding common stock payable July 15, 2000 to shareholders of record on June 15, 2000. The Board's action also provides for a corresponding adjustment in the shares reserved for issuance under the registrant's stock option plans and the shares underlying all outstanding options. The Board of Directors has elected, as allowed under the Washington corporation statutes, to amend the articles of incorporation to increase the number of authorized shares of common stock to 25,000,000.

         Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

The following exhibit is filed with this report:

             Exhibit No.      Exhibit
             -----------      -------
                99            Press release dated April 20, 2000

                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PACIFIC FINANCIAL CORPORATION


DATED:  April 20, 2000                     By: /s/ Robert J. Worrell
                                               ---------------------
                                               Robert J. Worrell
                                               Chief Executive Officer
                                       2